UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 26, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                             2-22791                          15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                 File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568







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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE


In or about August 2002, Agway's Thrift Plan Committee engaged State Street Bank & Trust Company ("State Street") to serve as independent fiduciary for the Company Security Fund ("Fund"), an investment option under the Agway Inc. Employees' 401(k) Thrift Investment Plan ("Thrift Plan"). In February 2003, State Street communicated with Thrift Plan Participants that State Street and its advisors were evaluating potential claims that could be pursued on behalf of the Fund, including legal claims.

On August 26, 2003, State Street filed a civil Complaint in the United States District Court for the Northern District of New York against certain former and current members of the Employee Benefit Plans Administration Committee (EBPAC), the Employee Benefit Plans Investment Committee (EBPIC) and Agway's Board of Directors. Also named as defendants are Boston Safe Deposit & Trust Company (the Plan Trustee) and PricewaterhouseCoopers LLP (the Plan's auditors). State Street alleges among other things that Agway securities were improperly purchased and held by the Company Security Fund at face value, that the "fair market value" of the Agway securities was substantially lower, that the resulting "overpayment" by the Thrift Plan for these Agway securities thereby constituted a prohibited transaction under ERISA, and that the Thrift Plan fiduciaries should not have continued to purchase and hold Agway securities in the Fund at or after some unspecified point in time when, State Street alleges, Agway's financial condition rendered these securities an unreasonable and imprudent investment option for the Thrift Plan.

The Company believes that the actions taken by EBPAC, EBPIC and the Board of Directors have been reasonable and prudent and such actions will be vigorously defended in this case.

On September 8, 2003, Agway CEO Michael Hopsicker provided an update and progress report to all employees regarding several issues related to Agway's Chapter 11 proceeding, including the status of the potential disposition of certain of Agway's businesses.

A copy of Mr. Hopsicker's progress report is attached as an exhibit and is herein incorporated by reference.








CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


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


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
---

99       Employee communication dated September 8, 2003




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AGWAY INC.
                                          (Registrant)



Date       September 8, 2003              By     /s/ PETER J. O'NEILL
       ----------------------------         ------------------------------------
                                                     Peter J. O'Neill
                                                   Senior Vice President
                                                    Finance & Control
                                              (Principal Financial Officer and
                                                Chief Accounting Officer)













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